SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 1998

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)


                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

         New Jersey                 33-5042                    21-0627285
         ----------                 -------                    ----------
      (State or Other             (Commission               (I.R.S. Employer
      Jurisdiction of             File Number)              Identification No.)
       Incorporation)

             Three Executive Campus
             Cherry Hill, New Jersey                     08002
             -----------------------                     -----
             (Address of Principal                     (Zip Code)
             Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------

     On February 25, 1998 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

   Series                            Distribution on Series
   ------                            ----------------------

Series 1997-01                       $       11,582,444.62
Series 1997-02                       $       18,800,491.22
Series 1997-03                       $       16,209,268.32
Series 1997-HE-1                     $        4,833,182.56
Series 1997-04                       $        9,664,130.05
Series 1997-05                       $       18,959,011.20
Series 1997-06                       $       13,662,872.86
Series 1997-HE-2                     $        4,711,897.06
Series 1997-07                       $       13,589,808.97
Series 1997-08                       $       24,570,687.97
Series 1997-10                       $        7,127,868.29
Series 1997-HE-3                     $        4,155,964.99
Series 1997-09                       $       42,418,978.69
Series 1997-11                       $       16,041,558.48
Series 1997-12                       $       21,752,687.10
Series 1997-13                       $        7,202,643.47
Series 1997-HE-4                     $        2,569,235.24
Series 1998-01                       $        5,378,953.10
Series 1998-02                       $        8,469,070.53
Series 1998-03                       $        6,207,080.37

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

    Series               Exhibit No.                    Description
    ------               -----------                    -----------

Series 1997-01              99.1                   Servicer's Certificate
                            99.2                   Distribution Date Statement

Series 1997-02              99.3                   Servicer's Certificate
                            99.4                   Distribution Date Statement

Series 1997-03              99.5                   Servicer's Certificate
                            99.6                   Distribution Date Statement

Series 1997-HE-1            99.7                   Servicer's Certificate
                            99.8                   Distribution Date Statement

Series 1997-04              99.9                   Servicer's Certificate
                            99.10                  Distribution Date Statement

Series 1997-05              99.11                  Servicer's Certificate
                            99.12                  Distribution Date Statement

Series 1997-06              99.13                  Servicer's Certificate
                            99.14                  Distribution Date Statement

Series 1997-HE-2            99.15                  Servicer's Certificate
                            99.16                  Distribution Date Statement

Series 1997-07              99.17                  Servicer's Certificate
                            99.18                  Distribution Date Statement

Series 1997-08              99.19                  Servicer's Certificate
                            99.20                  Distribution Date Statement

Series 1997-10              99.21                  Servicer's Certificate
                            99.22                  Distribution Date Statement

Series 1997-HE-3            99.23                  Servicer's Certificate
                            99.24                  Distribution Date Statement

Series 1997-9               99.25                  Servicer's Certificate
                            99.26                  Distribution Date Statement

Series 1997-11              99.27                  Servicer's Certificate
                            99.28                  Distribution Date Statement

Series 1997-12              99.29                  Servicer's Certificate
                            99.30                  Distribution Date Statement

Series 1997-13              99.31                  Servicer's Certificate
                            99.32                  Distribution Date Statement

Series 1997-HE-4            99.33                  Servicer's Certificate
                            99.34                  Distribution Date Statement

Series 1998-01              99.35                  Servicer's Certificate
                            99.36                  Distribution Date Statement

Series 1998-02              99.37                  Servicer's Certificate
                            99.38                  Distribution Date Statement

Series 1998-03              99.39                  Servicer's Certificate
                            99.40                  Distribution Date Statement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            GE CAPITAL MORTGAGE SERVICES, INC.



                            By:   /s/ Karen Pickett
                            ------------------------------------------
                            Name:   Karen Pickett
                            Title:  Vice President, Investor Reporting


Dated as of:  March 4, 1998

                                  EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION
-----------                   -----------

  99.1            Series 1997-01 Servicer's Certificate
  99.2            Series 1997-01 Distribution Date Statement
  99.3            Series 1997-02 Servicer's Certificate
  99.4            Series 1997-02 Distribution Date Statement
  99.5            Series 1997-03 Servicer's Certificate
  99.6            Series 1997-03 Distribution Date Statement
  99.7            Series 1997-HE-1 Servicer's Certificate
  99.8            Series 1997-HE-1 Distribution Date Statement
  99.9            Series 1997-04 Servicer's Certificate
  99.10           Series 1997-04 Distribution Date Statement
  99.11           Series 1997-05 Servicer's Certificate
  99.12           Series 1997-05 Distribution Date Statement
  99.13           Series 1997-06 Servicer's Certificate
  99.14           Series 1997-06 Distribution Date Statement
  99.15           Series 1997-HE-2 Servicer's Certificate
  99.16           Series 1997-HE-2 Distribution Date Statement
  99.17           Series 1997-07 Servicer's Certificate
  99.18           Series 1997-07 Distribution Date Statement
  99.19           Series 1997-08 Servicer's Certificate
  99.20           Series 1997-08 Distribution Date Statement
  99.21           Series 1997-10 Servicer's Certificate
  99.22           Series 1997-10 Distribution Date Statement
  99.23           Series 1997-HE-3 Servicer's Certificate
  99.24           Series 1997-HE-3 Distribution Date Statement
  99.25           Series 1997-09 Servicer's Certificate
  99.26           Series 1997-09 Distribution Date Statement
  99.27           Series 1997-11 Servicer's Certificate
  99.28           Series 1997-11 Distribution Date Statement
  99.29           Series 1997-12 Servicer's Certificate
  99.30           Series 1997-12 Distribution Date Statement
  99.31           Series 1997-13 Servicer's Certificate
  99.32           Series 1997-13 Distribution Date Statement
  99.33           Series 1997-HE-4 Servicer's Certificate
  99.34           Series 1997-HE-4 Distribution Date Statement
  99.35           Series 1998-01 Servicer's Certificate
  99.36           Series 1998-01 Distribution Date Statement
  99.37           Series 1998-02 Servicer's Certificate
  99.38           Series 1998-02 Distribution Date Statement
  99.39           Series 1998-03 Servicer's Certificate
  99.40           Series 1998-03 Distribution Date Statement